PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION IN A CONFIDENTAL TREATMENTREQUEST UNDER RULE 24b-2 OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                     AIRCRAFT MORTGAGE AND SECURITY AGREEMENT

                                           Dated as of October 10, 2002

                                                      Between

                                             FRONTIER AIRLINES, INC.,
                                                  as Mortgagor

                                                      and

                                             CREDIT AGRICOLE INDOSUEZ,
                                              as Agent, as Mortgagee

                       Up to Three (3) Airbus A319-111 Aircraft, together with in each case,
                                   Two (2) CFM56-5B5/P Engines Installed thereon

                                TABLE OF CONTENTS

                                                                                            Page

ARTICLE I             DEFINITIONS............................................................5

ARTICLE II            REGISTRATION, MAINTENANCE AND OPERATION OF AIRCRAFT; POSSESSION AND

ARTICLE III           REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND

     SECTION 4.3      APPLICATION OF PAYMENTS FROM GOVERNMENTAL AUTHORITIES FOR REQUISITION

EXHIBITS AND ANNEXES

Exhibit A             Form of Mortgage Supplement
Appendix X            Definitions

                                                                   2

                             AIRCRAFT MORTGAGE AND SECURITY AGREEMENT

This AIRCRAFT MORTGAGE AND SECURITY AGREEMENT (this "Mortgage"), dated as of October 10, 2002, is made and entered into between FRONTIER AIRLINES, INC., a Colorado corporation, as Mortgagor
(the "Company"), and CREDIT AGRICOLE INDOSUEZ, as Agent, acting on its own behalf as Agent and as the agent for the Lenders (in such capacity, together with its successors and assigns, the
"Mortgagee").

WHEREAS, the Company has entered into a Secured Credit Agreement dated as of October 10, 2002
(the "Secured Credit Agreement") with the Mortgagee and the Lenders listed on the signature pages thereof and the terms of the Secured Credit Agreement require that the obligations of the Company thereunder in respect of the Loans (as hereinafter defined) be secured by a valid and perfected first priority security interest in the Mortgaged Property (as defined below);

WHEREAS, the Company is the legal and beneficial owner of the Mortgaged Property;

WHEREAS, the Company wishes to grant certain first priority security interests in favor of the
Mortgagee for the security and benefit of the Secured Parties; and

WHEREAS, all things necessary to make this Mortgage the legal, valid and binding obligation of the Company and the Mortgagee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened;

NOW, THEREFORE, THIS MORTGAGE WITNESSETH and it is hereby agreed and declared as follows:

                                    GRANT OF SECURITY INTEREST

To secure the prompt payment and performance of all Secured Obligations and the performance and observance of the agreements, covenants and provisions contained herein and in the Secured Credit
Agreement and the other Loan Documents, and in consideration of the premises and of the covenants herein contained, the Company has transferred, assigned, granted, bargained, sold, conveyed, mortgaged, hypothecated and pledged, and does hereby transfer, assign, grant, bargain, sell, convey, mortgage, hypothecate and pledge to the Mortgagee, its successors and assigns, for the security and benefit of the Secured Parties, a valid and perfected first priority security interest in and lien on all right, title, interest, claims and demands of the Company in and to the property, rights and privileges described in Granting Clauses I to VII hereof, inclusive, whether now or hereafter acquired (which property collectively, including all property hereafter specifically subjected to the Lien of this Mortgage by a Mortgage Supplement hereto, is hereinafter called the
"Mortgaged Property"), to wit:

GRANTING CLAUSE I

Each Aircraft (including each Airframe, each Engine, all Buyer Furnished Equipment (other than
Inflight Equipment) and Parts) as the same is now and will hereafter be constituted, whether now owned by the Company or hereafter acquired, and in the case of such Engines, whether or not any such Engines shall be installed in or attached to any Airframe or any other airframe, and all replacements thereof and substitutions therefor to which the Company shall from time to time acquire title, all as may be more particularly described in each Mortgage Supplement hereto.

GRANTING CLAUSE II

All substitutions, replacements and renewals of the property described in the foregoing Granting
Clause I and all accessions, improvements, accumulations and additions thereto or therein (other than accessions or additions which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts), whether such accessions and additions are now owned by the Company or hereafter acquired and all other property which shall be subjected to the Lien of this Mortgage by delivery or writing of any kind.

GRANTING CLAUSE III

All payments and proceeds or other revenues or income in respect of any sale, lease or other disposition of any or all of the properties described in these Granting Clauses and all proceeds of insurance and requisition (including, but not limited to the insurance required under Article V hereof) and any other proceeds of any kind resulting from an Event of Loss with respect thereto but excluding any proceeds generated from the transportation of passengers, cargo or mail prior to repossession of any Aircraft after an Event of Default.

GRANTING CLAUSE IV

All right, title, interest, claims and demands of the Company in respect of each Aircraft, in, to and under

                  (a)   Clause 12 (Warranties and Service Life Policy) and Clause 13 (Patent
         Indemnity) of the Purchase Agreement insofar as they relate to any Aircraft or any element thereof, the warranties and indemnities, including all limitations thereto, provided in Section 2 of Exhibit B in the Engine Agreement and all claims arising under such provisions in respect of the Engines and the Bills of Sale (reserving to the Company, however, all of the Company's other rights and interest in and to the Purchase Agreement and the Engine Agreement) together with all rights, powers, privileges, options and other benefits of the Company in respect of such provisions (subject to such reservation) with respect to any Airframe or any Engine, including, without limitation, the right to make all waivers and agreements, to give and receive all notices and other instruments or communications, and to take such action upon the occurrence of a default in respect of such provisions, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and all other things which the Company is or may be entitled to do in respect of such provisions (subject to such reservation), subject, with respect to the Purchase Agreement, to the terms and conditions of the Consent and Agreement and, with respect to the Engine Agreement, the
         Engine Consent and Agreement,

                  (b)   all rights under warranties and indemnities in respect of the Buyer
         Furnished Equipment (other than Inflight Equipment) for any Aircraft or any element thereof,

                  (c)   the Warranty Bill of Sale in respect of such Aircraft, and

                  (d)   the FAA Bill of Sale in respect of such Aircraft.

GRANTING CLAUSE V

All monies and securities from time to time deposited or required to be deposited with the
Mortgagee pursuant to any terms of this Mortgage or required hereby to be held by the Mortgagee hereunder as security for the obligations of the Company hereunder or otherwise.

GRANTING CLAUSE VI

All estate, right, title, interest and claims whatsoever, at law as well as in equity, which the
Company has or possesses on the date of this Mortgage or to which the Company may thereafter become legally or equitably entitled, in the property described in the foregoing Granting Clauses or,  subject to the exclusions specifically set forth in Granting Clause III above, the proceeds thereof.

GRANTING CLAUSE VII

All payments and proceeds or other revenues or income under the CRAF program with respect to any
Aircraft.

GRANTING CLAUSE VIII

All right, title, interest, claims and demands of the Company in respect of any Aircraft, in, to and under any lease with respect to such Aircraft.

GRANTING CLAUSE IX

All Records.

TO HAVE AND TO HOLD all and singular the Mortgaged Property unto the Mortgagee and its successors and assigns as security as aforesaid; upon the terms hereinafter set forth, for the equal and proportionate benefit, security and protection of all present and future holders of the Loans outstanding under the Secured Credit Agreement, without preference, priority or distinction of any Loan over any other Loan by reason of priority of time of issue, sale, negotiation, date of maturity thereof or otherwise for any cause whatsoever, and for the uses and purposes and subject to the terms and provisions set forth in this Mortgage; provided, however, that the Mortgagee will not take any action contrary to the rights of the Company hereunder to the quiet enjoyment and use of any of theAircraft, except in accordance with the provisions of this Mortgage.

It is expressly agreed that anything herein contained to the contrary notwithstanding, the Company shall remain liable under the Secured Credit Agreement, this Mortgage and the other Loan Documents and any other agreement assigned or pledged hereunder, to perform all of the obligations assumed by it hereunder and thereunder, all in accordance with and pursuant to the terms and provisions hereof and thereof, and the Mortgagee and the Lenders shall have no obligation or liability under any agreement assigned or pledged hereunder, by reason of or arising out of the assignment hereunder, nor shall the Mortgagee and the Lenders be required or obligated in any manner to perform or fulfill any obligations of the Company under or pursuant to the Purchase Agreement, and any other agreement assigned or pledged hereunder, or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Subject to the provisions hereof, the Company does hereby constitute the Mortgagee the true and lawful attorney of the Company, irrevocably, coupled with an interest and with full power of substitution, and with full power (in the name of the Company or otherwise) to during the continuance of an Event of Default ask for, require, demand, and receive, any and all monies and claims for monies
(in each case including insurance and requisition proceeds except as herein otherwise provided) due and to become due under or arising out of any agreement assigned or pledged hereunder, and all other property which now or hereafter constitutes part of the Mortgaged Property, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Mortgagee may deem to be necessary or advisable in the premises.  Without limiting the provisions of the foregoing, during the continuance of any Event of
Default under this Mortgage but subject to the terms hereof, the Mortgagee shall have the right under such power of attorney to sue for, compound and give acquittance for, to accept any offer of any purchaser to purchase any Airframe and Engines as provided herein and upon such purchase to execute and deliver in the name of and on behalf of the Company an appropriate bill of sale and other instruments of transfer relating to such Airframe and Engines, when purchased by such purchaser, and to perform all other necessary or appropriate acts with respect to any such purchase, and in its discretion to file any claim or take any other action or proceedings, either in its own name or in the name of the Company or otherwise, which the Mortgagee may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of the Mortgagee in and to such rents and other sums and the security intended to be afforded hereby; provided no action of the Mortgagee pursuant to this paragraph shall increase the obligations or liabilities of the Company to any Person beyond those obligations and liabilities specifically set forth in this Mortgage and the other Loan Documents.

The Company does hereby warrant and represent that it has not assigned or pledged, and hereby covenants and agrees that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned, to anyone other than the
Mortgagee, and that it will not, except as provided in this Mortgage, or except in a manner that does not adversely affect the Mortgagee and the Lenders, enter into any agreement amending or supplementing Clause 12 or 13 of the Purchase Agreement, Section 2 of Exhibit B to the Engine
Agreement or any other agreement assigned or pledged hereunder or execute any waiver or modification of, or consent under, the terms of, or during the continuance of an Event of Default, exercise any rights, powers or privileges under, the foregoing clauses and sections of the Purchase Agreement or the Engine Agreement or any such other agreement, or during the continuance of an Event of Default, settle or compromise any claim arising thereunder, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of such clauses and sections of the
Purchase Agreement or the Engine Agreement or any such other agreement to arbitration; provided, however, that none of the foregoing, without the consent of the Mortgagee, may be undertaken if the result would be to rescind, cancel, terminate or impair the rights of the "Buyer" under Clause
12 or 13 of the Purchase Agreement or Section 2 of Exhibit B to the Engine Agreement as to the Aircraft.

It is hereby further agreed that any and all property described or referred to in the granting clauses hereof which is hereafter acquired by the Company shall ipso facto, and without any further conveyance, assignment or act on the part of the Company or the Mortgagee, become and be subject to the lien and security interest herein granted as fully and completely as though specifically described herein, but nothing contained in this paragraph shall be deemed to modify or change the obligations of the Company contained in the foregoing paragraphs.

The Company agrees that at any time and from time to time, upon the written request of the Mortgagee, the Company will promptly and duly execute and deliver any and all such further instruments and documents as the Mortgagee may reasonably determine to be necessary in obtaining the full benefits of this grant and assignment and of the rights and powers herein granted.

It is hereby covenanted and agreed by and between the parties hereto as follows:

                                      Article I
                                     DEFINITIONS

As used in this Mortgage, except as otherwise herein indicated, the following terms shall have the respective meanings set forth below or in the location indicated.  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Appendix X hereto.

                                      Article II
                         REGISTRATION, MAINTENANCE AND OPERATION OF
                          AIRCRAFT; POSSESSION AND LEASES; INSIGNIA

Section 2.1     Registration and Maintenance.  The Company, at its own cost and expense, shall:  (i) upon delivery of each Aircraft, cause the Aircraft to be duly registered in the name of the Company, and to remain duly registered in the name of the Company under the Federal Aviation
Act and cause the Mortgage to be duly recorded and maintained of record as a first priority mortgage on the Aircraft; (ii) maintain, service, repair, and overhaul (or cause to be maintained, serviced, repaired, and overhauled) the Aircraft (and any engine which is not an Engine but which is installed on the Aircraft) (x) so as to keep the Aircraft in as good an operating condition as when delivered to the Company from the Manufacturer, ordinary wear and tear excepted, and in such condition
(including timely compliance with all applicable FAA airworthiness directives and Federal Aviation
Regulations) as may be necessary to enablethe airworthiness certification for the Aircraft to be maintained in good standing at all times under the Company's FAA approved maintenance program and in accordance with the manufacturer's maintenance planning document (other than during temporary periods of storage in accordance with applicable regulations) under the Federal Aviation Act, except when all of the Company's Airbus Model A319-100 series aircraft of comparable vintage and/or configuration (powered by engines of the same type as those with which the Airframe shall be equipped at the time of such grounding) registered in the United States have been grounded by the FAA and (y) in substantially the same manner as the Company maintains, services, repairs or overhauls similar aircraft  operated by the Company in similar circumstances and without in any way discriminating against the Aircraft, whether by reason of its owned status or otherwise, or in such other manner as shall have been approved by the Mortgagee; (iii) maintain or cause to be maintained (in English or with an English translation) all Records, logs and other materials required to be maintained in respect of the Aircraft by the FAA; and (iv) upon receipt of a written request by the Mortgagee, promptly furnish or cause to be furnished to the Mortgagee or any Lender such information as may be required to enable the Mortgagee or any Lender to file any reports required to be filed by the Mortgagee or any Lender with any governmental authority because of such person's interest in the Aircraft hereunder.

Section 2.2     Operation.  The Company will not maintain, use, service, repair, overhaul or operate the Aircraft in violation of any law or any rule, regulation, treaty order or certificate of any government or governmental body (domestic or foreign) having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any governmental body.  In the event that any such law, rule, regulation, treaty, order, certificate, license or registration requires alteration of the Aircraft, the Company will conform thereto or obtain conformance therewith at no expense to the Mortgagee. Notwithstanding the foregoing, the
Company may contest in good faith the validity or application of any such law, rule, regulation, treaty, order, certificate, license, registration or violation in any reasonable manner which does not materially adversely affect the Mortgagee or any Lender or any of their respective interests in or to the Aircraft or any Loan Document or subject any such Person to risk of civil or criminal penalties.  If the indemnities or insurance from the United States Government specified in Section 5.7 hereof or some combination thereof in amounts equal to amounts required by Section 5.7 hereof, have not been obtained (or if indemnities or insurance in amounts so required are not available in the commercial aviation insurance market), the Company will not operate the Aircraft, or suffer or permit any other Person to operate the Aircraft, in or to any area excluded from coverage by any insurance required to be maintained by the terms of Article V hereof; provided, however, that the failure of the Company to comply with the provisions of this sentence shall not give rise to an Event of Default where such failure is attributable to a hi-
jacking, medical emergency, equipment malfunction, weather conditions, navigational error or other isolated extraordinary event beyond the control of the Company so long as the Company is diligently proceeding to rectify such failure as soon as practicable.

Section 2.3     Possession and Leases.  The Company will not, without the prior written consent of the Mortgagee and the Required Lenders, which consent shall not be unreasonably withheld or delayed, lease or otherwise in any manner deliver, transfer or relinquish possession of any Airframe or Engine or  install or permit any Engine to be installed on any airframe other than the Airframes;
provided that, so long as no Event of Default shall have occurred and be continuing at the time of such lease, delivery, transfer or relinquishment of possession or installation, and so long as the action to be taken shall not deprive the Mortgagee of the prior perfected Lien of the Mortgage on any Airframe or Engine and the Company shall continue to comply with the provisions of Sections
2.1 and 2.2 and Article V hereof, the Company may, without the prior written consent of the Mortgagee and the Required Lenders:

(a)      subject the Engines or any engine then installed on any Airframe to normal interchange agreements or any Engine to normal pooling or similar arrangements, in each case customary in the airline industry and entered into by the Company in the ordinary course of its business; provided, that if the Company's title to any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Company shall comply with Section 4.2 hereof in respect thereof;

(b)      deliver possession of any Airframe or Engine to the manufacturer thereof or to any other
         Person for testing, service, repair, maintenance or overhaul work on such Airframe or
         Engine or any Part thereof or for alterations or modifications in or additions to such
         Airframe or Engine to the extent required or permitted by the terms of Section 3.3 hereof;

(c)      install any Engine on an airframe owned by the Company which airframe is free and clear of all Liens, except: (A) Permitted Liens and those which apply only to the engines
         (other than Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to such airframe as an entirety), (B) the rights of third parties under interchange agreements which would be permitted under Section 2.3(a) hereof, provided that the Company's title to such Engine shall not be divested as a result thereof, and (C) mortgage Liens or other security interests, provided, that (as regards this clause (C)), such mortgage Liens or other security interests effectively provide that such Engine shall not become subject to the Lien of such mortgage or security interest, notwithstanding the installation thereof on such airframe;

(d)      install an Engine on an airframe leased to the Company or purchased by the Company subject to a conditional sale or other security agreement, provided that (x) such airframe is free and clear of all Liens, except:  (A) the rights of the parties to the lease or conditional sale or other security agreement covering such airframe, or their assignees, and (B) Liens of the type permitted by Section 2.3(c) hereof and (y) such lease, conditional sale or other security agreement effectively provides that such Engine shall not become subject to the Lien of such lease, conditional sale or other security agreement, notwith-
         standing the installation thereof on such airframe;

(e)      install an Engine on an airframe owned by the Company, leased to the Company or purchased by the Company subject to a conditional sale or other security agreement under circumstances where neither Section 2.3(c) nor Section 2.3(d) hereof is applicable, provided that such installation shall be deemed an Event of Loss with respect to such Engine and the Company shall comply with Section 4.2 hereof in respect thereof, Mortgagee not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Company with such Section 4.2; or

(f)      transfer possession of any Airframe or any Engine to the United States of America or any
         instrumentality or agency thereof, the obligations of which are guaranteed by the full faith and credit of the United States Government pursuant to a contract, a copy of which shall be provided to the Mortgagee and each Lender.

(g)      transfer possession of any Airframe or any Engine to the United States of America or any
         instrumentality or agency thereof pursuant to CRAF so long as the Company shall notify the Mortgagee in writing prior to transferring possession of such Airframe or any such
         Engine to the United States of America or any agency or instrumentality thereof pursuant to such program and provide the Mortgagee with the name and address of the Contracting
         Office Representative for the Air Mobility Command of the United States Air Force to whom notice must be given in the event the Mortgagee desires to give notice as provided in
         Section 6.01 of the Secured Credit Agreement .

The rights of any transferee who receives possession by reason of a transfer permitted by this
Section 2.3 (other than the transfer of an Engine which is deemed an Event of Loss) shall be subject and subordinate to all the terms of this Mortgage, including, without limitation, the covenants contained in Article II hereof, the inspection rights contained in Section 11.6 hereof and the
Mortgagee's rights to exercise remedies pursuant to Article VI hereof, and the Company shall remain primarily liable hereunder for the performance of all of the terms of this Mortgage to the same extent as if such transfer had not occurred, provided that in the case of the use of any Aircraft in CRAF, the subject and subordinate requirements herein shall be subject to the notice specified in
Section 6.01 of the Secured Credit Agreement and the other requirements of the CRAF program.  No pooling agreement, lease or other relinquishment of possession of any Airframe or Engine shall in any way discharge or diminish any of the Company's obligations hereunder or constitute a waiver of the Mortgagee's rights or remedies hereunder.

The Mortgagee agrees, for the benefit of the Company and for the benefit of any mortgagee or other holder of a security interest in any engine owned by the Company, any lessor of any engine leased to the Company and any conditional vendor of any engine purchased by the Company subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that neither the Mortgagee nor its successors or assigns will acquire or claim, as against the Company or any such mortgagee, lessor, conditional vendor or other holder of a security interest or any successor or assignee of any thereof, any right, title or interest in such engine as the result of such engine being installed on the Airframe.

The Mortgagee acknowledges that any Wet Lease or similar arrangement under which the Company main-
tains operational control of the Aircraft shall not constitute a delivery, transfer or relinquishment of possession for purposes of this Section 2.3 so long as such Wet Lease shall be for a term
(including any renewals) not exceeding ninety (90) days.  The Mortgagee acknowledges that any consolidation or merger of the Company or conveyance or transfer of all or substantially all of the Company's assets permitted by the Loan Documents shall not be prohibited by this Section 2.3.

Section 2.4     Insignia.  On or prior to each Delivery Date, or as soon thereafter as practicable, the Company agrees to affix and maintain (or cause to be affixed and maintained) in the cockpit of the Airframe adjacent to the registration certificate therein and on each Engine a nameplate bearing the inscription:

    "Mortgaged To: Credit Agricole Indosuez, New York, New York, as Mortgagee for the benefit and security of the Secured Parties"

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor
Mortgagee, in each case as permitted under the Loan Documents).

Except as above provided, the Company will not allow the name of any Person to be placed on any
Airframe or Engine as a designation that might be interpreted as a claim of ownership; provided, that nothing herein contained shall prohibit the Company from placing its customary colors and insignia on each Airframe or Engine or from otherwise operating the Aircraft in its livery.

Section 2.5     Liens.  The Company will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Aircraft, title thereto or any interest therein or any other Mortgaged Property, with the exception of Permitted Liens.  The Company will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time.

                                      Article III
            REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS

Section 3.1     Replacement of Parts.  The Company, at its own cost and expense, will promptly replace or cause to be replaced all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 3.3 hereof.  All replacement Parts shall be owned by the Company free and clear of all Liens (except Permitted Liens or pooling arrangements permitted by Section 3.2 hereof and replacement Parts temporarily installed on an emergency basis)
and shall be in as good an operating  condition as and shall have a value, utility and remaining useful life substantially equal to the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.  All Parts (other than Obsolete Parts, as defined in Section 3.3 below) at any time removed from any Airframe or Engine shall remain the property of the Company and shall remain subject to the Lien of this Mortgage, no matter where located, until such time as such Parts shall be replaced by Parts which meet the requirements for replacement Parts specified above.  Immediately upon any replacement Part becoming incorporated or installed in or attached to any Airframe or Engine, without further act (subject only to Permitted
Liens and any pooling arrangement permitted by Section 3.2 hereof and except replacement Parts temporarily installed on an emergency basis), (i) such replacement Part shall become the property of the Company and shall become subject to this Mortgage and be deemed a Part for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such
Airframe or Engine and (ii) the replaced Part shall no longer be deemed a Part hereunder.

Section 3.2     Pooling of Parts.  Any Part removed from any Airframe or Engine as provided in
Section 3.1 hereof may be subjected by the Company to a pooling arrangement of the type which is permitted by Section 2.3(a) hereof; provided, that the Part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or Engine in accordance with Section 3.1 hereof as promptly as practicable after the removal of such removed Part.  In addition, any replacement Part may be owned by any third party subject to such a pooling arrangement, provided, that the Company, at its expense, as promptly thereafter as practicable, either (i) causes such replacement Part to become the property of the Company free and clear of all Liens other than
Permitted Liens or (ii) replaces such replacement Part with a further replacement Part owned by the Company which shall become the property of the Company, free and clear of all Liens other than
Permitted Liens.

Section 3.3     Alterations, Modifications and Additions.  The Company, at its own expense, will make
(or cause to be made) such alterations and modifications in and additions to the Airframes and Engines as may be required so as to comply with all Applicable Laws of the FAA and to maintain the applicable standard Certificate of Airworthiness for such Aircraft, in each case, subject to the exception set forth in Clause 2.1(ii)(x); provided, however, that, the Company may, in good faith, contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not materially adversely affect the Mortgagee or any Lender or  any of their respective interests in or to such Airframe or Engines or subject any such Person to risk of civil or criminal penalties.  In addition, the Company, at its own expense, may from time to time make such alterations and modifications in and additions to any Airframe or Engine as the Company may deem desirable in the proper conduct of its business, including removal of Parts which the Company deems to be obsolete or no longer suitable or appropriate for use on such Airframe or Engine (such parts, "Obsolete Parts"); provided that no such alteration, modification, removal or addition impairs the condition or airworthiness of such Airframe or Engine, or materially
(in the aggregate giving consideration to all prior alterations, modifications, removals or additions)
diminishes the value or diminishes the utility and remaining useful life of such Airframe or
Engine below the value or utility thereof immediately prior to such alteration, modification, removal or addition assuming such Airframe or Engine was then in the condition required to be maintained by the terms of this Mortgage.  In addition, the value (but not the utility) of any Airframe or Engine may be reduced by the value of Obsolete Parts which shall have been removed so long as the aggregate value of all Obsolete Parts which shall have been removed and not replaced shall not exceed $500,000.
All Parts incorporated or installed in or attached or added to any Airframe or Engine as the result of such alteration, modification or addition (except those parts which the Company is entitled to use pursuant to a lease, license or other similar arrangement with a third party and which may be removed by the Company pursuant to the next sentence) (the "Additional Parts") shall, without further act, become subject to the Lien of this Mortgage.  Notwithstanding the foregoing sentence, the Company may, so long as no Event of Default shall have occurred and be continuing, remove or suffer to be removed any Additional Part, provided that such Additional Part (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to such Airframe or any Engine at the time of delivery thereof hereunder or any Part in replacement of or substitution for any such Part, (ii) is not required to be incorporated or installed in or attached or added to any
Airframe or Engine pursuant to the terms of Article II hereof or the first sentence of this Section 3.3, and (iii) can be removed from any Airframe or Engine without impairing the airworthiness or diminishing the value or utility of such Airframe or Engine which such Airframe or Engine would have had at such time had such alteration, modification or addition not occurred.  Upon the removal thereof as provided above, such Additional Part shall no longer be subject to the Lien of this Mortgage or deemed part of the Airframe or Engine from which it was removed.

Section 3.4     Substitution of Engines.  So long as no Default or Event of Default shall have occurred and be continuing, the Company shall have the right at its  option at any time, on at least five (5)
Business Days' prior written notice to Mortgagee, to substitute an engine for any Engine subject to this
Mortgage.  In such event, and prior to the date of substitution, the Company shall replace such Engine hereunder by complying with the terms of Section 4.2 hereof to the same extent as if an Event of Loss had occurred with respect to such Engine, and upon such replacement, such replaced Engine shall no longer be deemed an Engine hereunder.

Section 3.5     Inflight Equipment.  The Mortgagee acknowledges and agrees that the Mortgagor may at any time during the term of this Mortgage install a telephone system and/or an inflight entertainment system for passenger use on any Aircraft (collectively, the "Inflight Equipment") provided that:

(a)      the owner or financier of the Inflight Equipment will have no Lien on or against such Aircraft and no rights with respect to such Aircraft except the right to remove the Inflight Equipment from such Aircraft if such owner, financier or the Mortgagor repairs and restores such Aircraft as provided below;

(b)      such right of installation and removal is subject to and conditional upon the Mortgagor, or such owner or financier, repairing all damage and restoring at no expense or risk to the Mortgagee, all alterations made to such Aircraft in connection with the installation or removal of the
         Inflight Equipment to the condition prior to the installation thereof (ordinary wear and tear excepted), which removal, repair and restoration will be completed no later than thirty (30) days after notice from the Mortgagee of the occurrence of an Event of Default, and will be reasonably satisfactory to the Mortgagee; and

(c)      prior to the installation of any Inflight Equipment, the Mortgagor shall provide the Mortgagee with the identity and notice particulars of the owner or financier of such Inflight Equipment.

The Mortgagee acknowledges that at all times (i) the owner or financier of the Inflight Equipment has and will retain sole and exclusive right and title (if applicable) to and in the Inflight Equipment,
(ii) the Inflight Equipment will not constitute a Part or a part of such Aircraft, and (iii) the Inflight
Equipment will not become subject to the Lien of this Mortgage.

                                      Article IV
                                     EVENT OF LOSS

Section 4.1     Event of Loss With Respect to any Aircraft.  Upon the occurrence of an Event of Loss with respect to any Airframe or any Airframe and the Engines and/or engines then installed thereon, the
Company shall (1) forthwith (and, in any event, within five (5) days after such occurrence) give the
Mortgagee written notice of such Event of Loss and (2) not later than the earlier of (x) the first
Business Day after the ninetieth (90th) day following the occurrence of such Event of Loss or (y) the fifth (5th) Business Day following the receipt by the loss payee of the insurance proceeds in respect to such Event of Loss, the Company shall to the extent not previously paid to Mortgagee as insurance proceeds, pay or cause to be paid to Mortgagee the outstanding principal amount of the Loan relating to the Aircraft subject to such Event of Loss and all accrued and unpaid interest thereon and all other
Secured Obligations due and owing.

At such time as the Mortgagee shall have received all amounts specified in this Section 4.1, together with all other amounts that then may be due or accrued hereunder, under the Secured Credit Agreement or any other Loan Document (1) the Airframe and Engines, if applicable, subject to such Event of Loss shall be released from the Lien of this Mortgage and (2) the Company will be subrogated to all claims of Mortgagee, if any, against third parties to the extent the same relate to physical damage to or loss of the Airframe and Engines which were subject to such Event of Loss.

No Event of Loss with respect to any Airframe or any Airframe and the Engines and/or engines then installed thereon shall affect the obligation of the Company to pay all installments of principal of, and interest on, the Loan relating to the Aircraft subject to such Event of Loss as and when due under the Secured Credit Agreement unless and until the Mortgagee shall have received all amounts specified in this Section 4.1.

Section 4.2     Event of Loss With Respect to an Engine.  Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the relevant Airframe the Company shall forthwith (and, in any event, within ten (10) days after such occurrence) give the Mortgagee written notice thereof and shall, within sixty (60) days after the occurrence of such Event of Loss (or in the case of an Event of Loss described in clause (iv) of the definition thereof, within ninety (90) days after the Responsible Officer has received actual knowledge of such Event of Loss),
(A) cause to be subject to the Lien of this Mortgage, either by purchasing or allocating hereto from engines owned by the Company, as replacement for the Engine with respect to which such Event of Loss occurred, an
Acceptable Alternate Engine free and clear of all Liens (other than Permitted Liens) and having a value, utility and remaining useful life at least equal to, and having been maintained in the same manner as, the
Engine subject to such Event of Loss (assuming that such Engine had been maintained in accordance with this
Mortgage) and (B) at its own expense (i) furnish to the Mortgagee a copy of a full warranty bill of sale, in form and substance reasonably satisfactory to the Mortgagee, with respect to such replacement engine,
(ii) execute a Mortgage Supplement and record such Mortgage Supplement pursuant to the Federal Aviation Act and cause a financing statement or statements or other requisite documents of a similar nature to be filed in such place or places as necessary in order to perfect the security interests therein created by or pursuant to this Mortgage, (iii) furnish the Mortgagee with such evidence of the Company's title to such replacement engine and compliance with the insurance provisions of Article V hereof with respect to such replacement engine as the Mortgagee may reasonably request, and (iv) provide to Mortgagee an opinion of the Company's counsel to the effect that the Company holds good title to the replacement engine free and clear of all Liens
(other than Permitted Liens permitted by subclause (i) (solely for Taxes not yet due) of clause (d) of the definition of the term "Permitted Liens") and all of the documentation required to be provided by it pursuant to Section 4.1 reasonably satisfactory in form and substance to the Mortgagee and the Lenders.  No Event of
Loss with respect to an Engine under the circumstances contemplated by the terms of this Section 4.2 shall affect the obligation of the Company to pay all installments of principal of, or interest on, the Loans as and when due thereunder.  For all purposes hereof, each such replacement engine shall be deemed part of the
Mortgaged Property hereunder, and shall be deemed an "Engine."

Section 4.3     Application of Payments From Governmental Authorities for Requisition of Title, etc.
Any payments (other than insurance proceeds the application of which is provided for in Article V hereof)
received at any time by the Mortgagee or by the Company from any governmental authority or other Person with respect to an Event of Loss resulting from the theft, disappearance, condemnation, confiscation or seizure of, or requisition of title to or use of, any Airframe or Engine, other than a requisition for use by the
United States Government or any instrumentality or agency of any thereof not constituting an Event of Loss, will be applied as follows:

(a)      if payments are received with respect to any Airframe (or any Airframe and Engine or engines then installed thereon), after reimbursement of Mortgagee for reasonable documented costs and expenses, such payments remaining shall be applied in reduction of the amounts required to be paid by the
         Company pursuant to Section 4.1 hereof and following the foregoing application, the balance, if any, of such payments shall be distributed to the Company; provided, that the Company shall have fully performed or, concurrently therewith, will fully perform the terms of Section 4.1 with respect to the Event of Loss for which such payments are made; and

(b)      if such payments are received with respect to an Engine under circumstances contemplated by Section
         4.2 hereof, so much of such payments remaining after reimbursement of the  Mortgagee for reasonable documented costs and expenses shall be paid over to, or retained by, the Company, provided that the
         Company shall have fully performed, or concurrently therewith will perform, the terms of Section 4.2 hereof with respect to the Event of Loss for which such payments are made.

Section 4.4     Requisition for Use of the Aircraft by the United States Government.  In the event of the requisition for use of any Airframe and the Engines or engines installed on such Airframe by the United States
Government, the Company shall promptly notify the Mortgagee of such requisition, and all of the Company's rights and obligations under this Mortgage with respect to the Aircraft shall continue to the same extent as if such requisition had not occurred.  All payments received by the Mortgagee or the Company from the United
States Government for the use of such Airframe and Engines or engines shall be paid over to, or retained by, the Company.

Section 4.5     Requisition for Use of an Engine by the United States Government.  In the event of the requisition for use of an Engine by the United States Government (other than in the circumstances contemplated by Section 4.4 hereof), the Company shall replace such Engine hereunder and the Mortgagee and the Company shall comply with the terms of Section 4.2 hereof to the same extent as if an Event of Loss had occurred with respect to such Engine.  Upon compliance with Section 4.2 hereof, any payments received by the Mortgagee or the Company from the United States Government with respect to such requisition shall be paid over to, or retained by, the Company.

Section 4.6     Application of Payments During Existence of Events of Default.  Any amount referred to in this Article IV which is payable to or retainable by the Company shall not be paid to or retained by the
Company if at the time of such payment or retention a Default or an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Mortgagee as security for the obligations of the
Company hereby secured and, if the Mortgagee declares this Mortgage to be in default pursuant to Article VI hereof, applied against the Company's obligations hereby secured as and when due.  At such time as there shall not be continuing any such Default or Event of Default, such amount shall be paid to the Company to the extent not previously applied in accordance with the preceding sentence.

                                      Article V
                                      INSURANCE

Section 5.1     Bodily Injury and Property Damage Liability Insurance.

(1)      Except as provided in Section 5.1(2), and subject to the self insurance to the extent permitted by
Section 5.5, at all times (including when the Company is required to carry war-risk insurance pursuant to
Section 5.3 hereof) the Company will carry or cause to be carried with respect to each Aircraft at its expense
(i) comprehensive airline liability (including, without limitation, passenger, bodily  injury, property damage liability and product liability) insurance (exclusive of manufacturer's product liability insurance) and (ii)
cargo liability insurance, (A) in an amount not less than the greater of (x) the amounts of comprehensive airline liability insurance from time to time applicable to aircraft owned or operated by the Company of the same type as the Aircraft and (y) $[***} per occurrence, (B) of the type and covering the same risks as from time to time are applicable to aircraft owned or operated by the Company of the same type as the Aircraft and (C)
which is maintained in effect with insurers of internationally recognized reputation and responsibility reasonably acceptable to the Mortgagee and the Lenders.

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

(2)      During any period that any Airframe or Engine, as the case may be, is stored on the ground and not in operation, the Company may carry or cause to be carried as to such non-operating property, in lieu of the insurance required by Section 5.1(1) hereof, and subject to the self insurance to the extent permitted by
Section 5.5, insurance otherwise conforming with the provisions of said Section 5.1(1) except that (A) the amounts of coverage shall not be required to exceed the amounts of comprehensive airline liability insurance from time to time applicable to property owned or leased by the Company of the same type as such non-operating property and which are on the ground and not in operation and (B) the scope of the risks covered and the type of insurance shall be the same as from time to time shall be applicable to property owned or leased by the
Company of the same type as such non-operating property and which is on the ground and not in operation.

Section 5.2     Insurance Against Loss or Damage to the Aircraft.

(1)      Except as provided in Section 5.2(2), and subject to the provisions of Section 5.5 hereof permitting self-insurance, the Company shall maintain or cause to be maintained in effect, at its expense, with insurers of internationally recognized reputation and responsibility reasonably acceptable to the Mortgagee and the
Lenders, "all-risk" aircraft hull insurance covering each Aircraft and aircraft "all-risk" spare parts insurance covering Engines and Parts while removed from the Aircraft (to the extent such Engines and Parts are not covered by aircraft hull insurance); provided, that such insurance shall at all times while such
Aircraft is subject to this Mortgage be for an agreed value of (taking into account self-insurance to the extent permitted by Section 5.5 hereof) not less than 115% of the aggregate outstanding amount of the Loan relating to such Aircraft on any date of determination.  In the case of a loss with respect to an engine
(other than an Engine) installed on any Airframe in circumstances which do not constitute an Event of Loss with respect to such Airframe, the Mortgagee shall promptly remit any payment made to it of any insurance proceeds in respect of such loss to the Company or any other third party that is entitled to receive such proceeds.

Except during a period when an Event of Default has occurred and is continuing, all losses will be adjusted by the Company (giving due regard to the interest of the Mortgagee) with the insurers.  As between the
Mortgagee and the Company, it is agreed that all proceeds of insurance maintained in compliance with the preceding paragraph and received as the result of the occurrence of an Event of Loss will be applied as follows:

                  (x)   if such payments are received with respect to any Airframe (or any Airframe and the
         Engines installed thereon), such payments remaining, after reimbursement of the Mortgagee for reasonable documented costs and expenses, shall be applied in reduction of the Secured Obligations relating to the Aircraft subject to such Event of Loss, if not already paid by the Company, or, if already paid by the Company, shall be applied to reimburse the Company for its payment of such Secured
         Obligations, and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, the Company, provided that the Company shall have fully performed or, concurrently therewith, will fully perform the terms of Section 4.1 with respect to the Event of Loss for which such payments are made; and

                  (y)   if such payments are received with respect to an Engine under the circumstances contemplated by Section 4.2 hereof, so much of such payments remaining after reimbursement of the
         Mortgagee for reasonable documented costs and expenses shall be paid over to, or retained by, the
         Company, provided that the Company shall have fully performed or, concurrently therewith, will fully perform the terms of Section 4.2 hereof with respect to the Event of Loss for which such payments are made.

(2)      During any period that any Aircraft is on the ground and not in operation, the Company may carry or cause to be carried for such Aircraft, in lieu of the insurance required by Section 5.2(1) hereof, and subject to the self-insurance to the extent permitted by Section 5.5 hereof, insurance otherwise conforming with the provisions of said Section 5.2(1) except that the scope of the risks and the type of insurance shall be the same as from time to time is applicable to aircraft owned or leased by the Company of the same type as the Aircraft similarly stored on the ground and not in operation, provided that, subject to the self-
insurance to the extent permitted by Section 5.5 hereof, the Company shall maintain insurance against risk of loss or damage to the Aircraft for an agreed value of at least 115% of the aggregate outstanding amount of the Loan relating to such Aircraft on any date of determination during such period that the Aircraft is stored on the ground and not in operation.

Section 5.3     War-Risk, Hijacking and Related Perils Insurance.

(1)      The Company shall at all times maintain coverage for war risk, hijacking and related perils at least as broad as AVN 51 (extended coverage endorsement - aircraft hull).

(2)      If the Company shall at any time operate or propose to operate any Aircraft, Airframe or Engine in any area of recognized or threatened hostilities, or if war-risk, hijacking or related perils insurance is maintained by the Company with respect to other aircraft owned or operated by the Company on the same routes or in such areas (because such aircraft is operated on such routes or areas and not because the aircraft is operated on such routes or areas and other routes or areas and it is because of operation on such other routes or in such other areas that such insurance is maintained) the Company shall maintain or cause to be maintained with respect to each Aircraft worldwide coverage (subject to the exclusion of certain countries then standard in the aircraft insurance market) of war-risk, hijacking and related perils insurance of substantially the same type carried by major United States commercial air carriers operating the same or comparable models of aircraft in such areas and in no event in an amount less than (x) the amounts set forth in Section 5.1 hereof with respect to liability coverage and (y) for an agreed value at least equal to 115% of the aggregate out-
standing amount of the Loan relating to such Aircraft on any date of determination with respect to hull coverage, in each case subject to the provisions of Section 5.5 hereof, and such insurance shall, to the extent available, cover the perils of (a) war, invasion, acts of foreign enemies, hostilities (whether war be declared or not), civil war, rebellion, revolution, insurrection, martial law, military or usurped power or attempts at usurpation of power; (b) strikes, riots, civil commotions or labor disturbances; (c) any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional; (d) any malicious act or act of sabotage; (e) confiscation, nationalization, seizure, restraint, detention, appropriation, requisition for title or use by or under the order of any government (whether civil, military or de facto) on public or local authority other than the
State of Registration; and (f) hijacking or any unlawful seizure or wrongful exercise of control of the
Aircraft or crew in flight (including any attempt at such seizure or control) made by any person or persons on board the Aircraft acting without the consent of the Company.  Furthermore, such policy shall cover claims excluded from the Hull "All Risks" Policy from occurrences while the Aircraft is outside the control of the
Company by reason of any of the above perils.  The Aircraft shall be deemed to have been restored to the control of the Company on the safe return of the Aircraft to the Company at an airfield not excluded by the geographical limits of such policy, and entirely suitable for the operation of the Aircraft (such safe return shall require that the Aircraft be parked with engines shut down and under no duress).

Section 5.4     Reports, etc.  The Company will furnish, or cause to be furnished to the  Mortgagee and the
Lenders, on or before the Delivery Date for each Aircraft and on each renewal date of the Company's relevant insurance policies, a report, signed by a Qualified Insurance Broker, describing in reasonable detail the hull and liability insurance (and property insurance for detached Engines and Parts) then carried and maintained with respect to the relevant Aircraft and stating the opinion of such firm that (a) all premiums in connection with such insurance then due have been paid and (b) such insurance complies with the terms hereof. Such report of the Qualified Insurance Broker shall remain confidential as provided in Section 9.22 of the Secured Credit
Agreement. The Company will cause such Qualified Insurance Broker to agree to advise the Mortgagee and the
Lenders in writing of any default in the payment of any premium and of any other act or omission on the part of the Company of which it has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on such Aircraft and to send notice to such Persons in writing at least 30 days (seven days or such lesser period as is available in the case of war-risk and allied perils coverage and ten days in the case of cancellation for non-payment of premium) prior to the cancellation (but not scheduled expiration)
or material adverse change of any insurance maintained pursuant to this Article 5.  In addition, the Company will also cause such Qualified Insurance Broker to deliver to the Mortgagee and the Lenders, on or prior to the date of expiration of any insurance policy referenced in a previously delivered certificate of insurance, a new certificate of insurance, substantially in the same form as delivered by the Company to such parties on the Delivery Date for such Aircraft except for changes in the report or the coverage consistent with the terms hereof.  In the event that the Company shall fail to maintain or cause to be maintained insurance as herein provided, the Mortgagee or any Lender may at its sole option, but shall be under no duty to, provide such insurance and, in such event, the Company shall, upon demand, reimburse the Mortgagee or such Lender for the cost thereof to the Mortgagee or such Lender, as the case may be, without waiver of any other rights the Mortgagee or such Lender may have; provided, however, that no exercise by the Mortgagee or any Lender, as the case may be, of said option shall affect the provisions of this Mortgage, including the provisions that failure by the Company to maintain the prescribed insurance shall constitute an Event of Default.

Section 5.5     Self-Insurance.  The Company may self-insure, by way of deductibles, premiums, adjustment provisions in insurance policies or otherwise, the risks required to be insured against pursuant to Sections
5.2 and 5.3 under a program applicable to all aircraft (whether owned or leased) in the Company's fleet, provided, that in no case shall the amount of such self-insurance in regard to Sections 5.2 and 5.3 hereof exceed $[***} per occurrence and, provided further, that no deductibles shall be applicable to an Event of Loss.
In the event the prevailing industry minimum deductible for aircraft similar to the Aircraft increases, the
Company and the Mortgagee shall consult one another toward a mutually agreeable modified deductible, such modified deductible to be effective only upon the written consent of the Mortgagee (on behalf of the Lenders).

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

Section 5.6     Additional Insurance.  The Company may at its own expense carry insurance with respect to its interest in any Aircraft in amounts in excess of that required to be maintained by this Article V, and the Company may be named sole loss payee in respect of such excess amount.  The Mortgagee may carry for its own account at its sole cost and expense insurance with respect to its interest in any Aircraft, provided that such insurance does not prevent the Company from carrying the insurance required or permitted by this
Article V or adversely affect such insurance or the cost thereof.

Section 5.7     Indemnification by Government in Lieu of Insurance.  Notwithstanding any provisions of this
Article V requiring insurance, Mortgagee agrees to accept, in lieu of insurance against any risk with respect to the Aircraft, indemnification from, or insurance provided by, the United States Government or any agency or instrumentality thereof the obligations of which are supported by the full faith and credit of the United
States Government, against such risk in an amount which, when added to the amount of insurance against such risk maintained by the Company shall be at least equal to the amount of insurance against such risk otherwise required by this Article V (taking into account self-insurance permitted by Section 5.5 hereof).  Any such indemnification or insurance provided by the United States Government shall provide substantially similar protection as the insurance required by this Article Section 5.  The Company shall furnish, in advance of attachment of such indemnity or insurance, a certificate of a responsible financial or legal officer of the
Company stating that such indemnification or insurance complies with the preceding sentence, and promptly following such attachment, a certificate of a responsible financial or legal officer of the Company confirming in reasonable detail the amount and scope of such indemnification or insurance.

Section 5.8     Application of Payments During Existence of an Event of Default.  Any amount referred to in this Article V which is payable to or retainable by the Company shall not be paid to or retained by the Company if at the time of such payment or retention a Special Default or an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Mortgagee as security for the obligations of the Company hereby secured and, if a Special Default or an Event of Default shall have occurred and be continuing, applied against the obligations of the Company hereby secured as and when due.  At such time as there shall not be continuing any such Special Default or such Event of Default, such amount shall be paid to the Company to the extent not previously applied in accordance with the preceding sentence.

Section 5.9     Terms of Insurance Policies.  Any policies carried in accordance with Sections 5.1, 5.2 and 5.3 hereof covering the Aircraft, and any policies taken out in substitution or replacement for any such policies, (A) shall name the Additional Insureds as additional insureds (but without imposing on any such party liability to pay  premiums with respect to such insurance), (B) may provide for self-insurance to the extent permitted in Section 5.5, (C) shall provide that if the insurers cancel such insurance for any reason whatever, or if the same is allowed to lapse for nonpayment of premium or if any material change is made in the insurance which adversely affects the interest of any Additional Insured, such lapse, cancellation or change shall not be effective as to any Additional Insured for 30 days (ten days in the case of lapse for nonpayment of premiums and seven days in the case of war-risk and allied perils coverage after delivery of written notice by such insurer to such Additional Insured of such lapse, cancellation or change, (D) shall provide that, in respect of the respective interests of each Additional Insured in such policies, the insurance shall not be invalidated or impaired by any action or inaction of the Company or any other Person and shall insure the respective interests of the Additional Insureds, as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Company or by any other
Person (whether occurring before or after attachment of this Mortgage or whether occurring before or after any loss or payment under such insurance), (E) shall be primary without any right of contribution from any other insurance which is carried by any Additional Insured, (F) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and shall waive any right of subrogation of the insurers against the
Lenders and the Mortgagee, (G) shall, with respect to the hull insurance, waive any right of the insurers to set-off (except any standard set-off for unpaid premiums), recoupment or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured, (H) shall specifically refer to this Article V and shall acknowledge the general indemnity set forth in the Secured
Credit Agreement, (I) in the case of hull insurance policies carried in accordance with Sections 5.2 and 5.3 hereof, shall name the Mortgagee as sole loss payee (for the benefit of the Secured Parties), (J) shall contain a 50/50% clause per AVS 103 or its equivalent, and (K) shall provide that in the event of a partial loss involving any Aircraft, Airframe, or Engine not constituting an Event of Loss, (i) for which proceeds are in excess of $[***], all the proceeds in respect of such partial loss shall be payable to the Mortgagee (for the benefit of the Secured Parties), it being understood and agreed that in the case of any such payment to the Mortgagee, the Mortgagee shall, upon receipt of evidence reasonably satisfactory to it and the Lenders that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made, pay the amount of such payment to the party having performed or performing the repairs to such Aircraft and (ii) for which proceeds are $[***] or less shall be paid, unless a
Default or Event of Default shall have occurred and be continuing, to the Company or its order for cost of repair of such Aircraft (it being agreed that the dollar amounts referred to in this clause (K) are inclusive of any applicable deductible and any self-insurance), (L) shall provide that the insurers shall not be entitled to replace such Aircraft, (M) shall provide that if a Default or Event of Default has occurred and is continuing, the Mortgagee shall be entitled to initiate claims under the policies, and (N) shall provide that in the event of a loss involving any Aircraft, Airframe or Airframe and Engine and the same constitutes an Event of Loss, all the proceeds in respect of such Event of Loss shall be payable to the Mortgagee (for the benefit of the
Secured Parties), it being understood and agreed that, unless a Default or Event of Default shall have occurred and be continuing, the Mortgagee shall pay any amount in excess of all Secured Obligations relating to such
Aircraft to the Company or its order.

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

Section 5.10    Insurance Policies following the Repayment Date.  Notwithstanding Section 5.9 hereof, the
Borrower agrees to include the Additional Insureds as additional insureds (but without imposing on any such party liability to pay  premiums with respect to such insurance) in the insurance policies relating to the
Aircraft, and any policies taken out in substitution or replacement for any such policies, for a period of two (2) calendar years following the Repayment Date.

                                      Article VI
                                  DEFAULTS AND REMEDIES

Section 6.1     Event of Default.  Any of the following occurrences, events or acts shall constitute an
"Event of Default" under this Mortgage (whether any such occurrence, event or act shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)      the Company shall not have made a payment of the principal of, or interest on, any Loan or under the Secured Credit Agreement or this Mortgage within two (2) Business Days after the same shall have become due; or

(b)      the Company shall have failed to make any other payment under any Loan Document (other than those described in clause (a) above) after the same shall have become due and such failure shall continue for ten (10) Business Days after the Company receives written demand therefor from the Mortgagee or from any Lender; or

(c)      the Company shall fail to carry and maintain (or cause to be carried and maintained) on or with respect to the Aircraft any insurance coverage or indemnities required by Article V hereof; or

(d)      the Company shall have failed to perform or observe any covenant or agreement contained in Section
         4.01 (insofar as such Section requires the preservation of the corporate existence of the Company),
         4.05, 4.07, 4.08, 4.10 through 4.13, or 5.01(f) of the Secured Credit Agreement; or

(e)      the Company shall have failed to perform or observe (or to cause to be performed or observed) any other covenant or agreement to be observed or performed hereunder or under any other Loan Document
         (other than those relating to matters covered by Section 6.1(a), (b), (c) and (d) hereof), and any such failure shall continue unremedied for a period of 30 days after receipt by the Company of written notice thereof from the Mortgagee or a Lender; or

(f)      any Loan Document Representation and Warranty made by the Company shall prove to have been incorrect in any material respect at the time made and shall remain materially incorrect at the time in question; provided, however, such incorrectness shall not constitute an Event of Default hereunder if the same is able to be cured and is cured within 30 days after the receipt by the Company of a written notice from the Mortgagee or a Lender advising the Company of the existence of such incorrectness; or

(g)      the commencement of an involuntary case or other proceeding in respect of the Company in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official)
         of the Company or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding undismissed or unstayed for a period of 60 consecutive days or an order for relief under Chapter 11 of the Bankruptcy Code with respect to the Company as debtor or any other order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of the Company, a receiver, trustee or liquidator of the Company, or for all or substantially all of its property, or sequestering of all or substantially all of the property of the Company and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of 60 consecutive days after the date of entry thereof; or

(h)      the commencement by the Company of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States, or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for all or substantially all of its property, or the making by the Company of any assignment for the benefit of creditors or the Company shall take any corporate action to authorize any of the foregoing; or

(i)      the Company fails or ceases to be a U.S. Air Carrier or shall have been suspended as a U.S. Air
         Carrier or shall otherwise no longer have all applicable licenses (or such licenses shall be suspended) necessary to operate as a commercial airline; or

(j)      Immediately upon such time as this Mortgage ceases to create a valid, perfected first priority mortgage on any Aircraft, any Airframe or any Engine in favor of the Mortgagee;

(k)      (i) the Borrower shall default in the payment when due of any principal of or interest on, or fail to make a scheduled rental payment on, any of its other Indebtedness or any lease obligation; or
         (ii) any event specified in any note, agreement, indenture, lease or other document evidencing or relating to any Indebtedness or lease obligation shall occur, and, after giving effect to any applicable notice and/or grace periods, the effect of such default (in the case of clause (i)) or event (in the case of clause (ii)) is to cause, or to permit the holder or holders of such Indebtedness or lease obligation (or a trustee or agent on behalf of such holder or holders) to cause, such indebtedness or lease obligation to become due or to be terminated, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; provided that (x) the outstanding amount of such Indebtedness and (y) the capitalized amount of such lease obligation shall, singly or in the aggregate, be in excess of $[***]; or

(l)      the Company asserts, or the Company institutes, or consents to, any action or proceedings seeking to establish, that (i) any provision of the Loan Documents is invalid, not binding or unenforceable or (ii) the Security Interest is not a valid and perfected first priority security interest in the
         Collateral subject only to Permitted Liens.

(m)      any event of default or similar event under any leveraged lease facility with respect to any Leveraged
         Lease Aircraft shall have occurred and be continuing.

provided, however, that, notwithstanding anything to the contrary contained in this Article VI, any failure of the Company to perform or observe any covenant, condition, agreement or any error in a representation or warranty shall not constitute an Event of Default under Section 6.1(c), (d), (e) or (f) if such failure or error is caused solely by reason of any event that constitutes an Event of Loss so long as the Company is continuing to comply with all of the terms of Article IV hereof.

[***] Represents material that has been omitted and filed separately with the Securities and Exchange Commission under a Confidental Treatment Request.

Section 6.2     Rights Against Mortgaged Property.  Upon the occurrence of any Event of Default and at any time thereafter so long as any such Event of Default shall not have been remedied, the Mortgagee may, and if directed by the Required Lenders shall, in addition to the exercise of any of its rights under Section 6.01 of the Secured Credit Agreement, do one or more of the following with respect to all or any part of the
Mortgaged Property as the Mortgagee, in its sole discretion or, if directed by the Required Lenders, at the direction of the Required Lenders, shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

(a)      Upon the written demand of the Mortgagee and at the Company's expense, the Company shall promptly deliver possession of any Airframe and Engine, Part and Record as the Mortgagee may so demand to the Mortgagee or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, this Mortgage, or the Mortgagee at its option may enter upon the premises where all or any part of any Airframe, Engine, Part or Record is located and take immediate possession of and remove the same by summary proceedings or otherwise (and at the Mortgagee's option, store the same at the Company's premises until disposal thereof by the Mortgagee), all without liability accruing to the Mortgagee (other than that caused by the Mortgagee's willful misconduct or gross negligence)
         for or by reason of such entry or taking of possession or removing whether for the restoration of damage to property caused by such action or otherwise.  The Company shall, at the request of the
         Mortgagee, promptly execute and deliver to the Mortgagee such instruments or other documents as the
         Mortgagee may deem necessary or advisable to enable the Mortgagee or an agent or representative designated by the Mortgagee, at such time or times and place or places as the Mortgagee may specify, to obtain possession of all or any part of the Mortgaged Property the possession of which the Mortgagee shall at the time be entitled to hereunder; provided that during any period any Aircraft is activated under CRAF in accordance with the provisions of Section 2.3(g) of the Mortgage and in the possession of the government of the United States of America or an instrumentality or agency thereof, the
         Mortgagee shall not, on account of any Event of Default, be entitled to exercise any of its rights under this Section 6.2 against the Mortgaged Property in such manner as to limit the Company's control under the Mortgage of the associated Airframe or any Engines installed thereon, unless at least sixty (60) days' (or such lesser period as may then be applicable under the Air Mobility
         Command program of the United States Government) prior written notice of default hereunder shall have been given by the Mortgagee to the Company with a copy addressed to the Contracting Office Representative for the Air Mobility Command of the United States Air Force under the contract with the Company relating to such Aircraft.

(b)      To the extent applicable, the Mortgagee shall have the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which any of the Mortgaged Property may be located and, in any case, the Mortgagee may, directly or by such agent as it may appoint, without demand of performance and (as permitted by Applicable Laws) with or without possession thereof, sell at public or private sale or otherwise realize upon the whole, or from time to time any part, of the Mortgaged Property.  If notice of any sale or other disposition is required by law to be given, the Company hereby agrees that a notice sent at least ten days before the time of any intended public sale, or of the time after which any private sale or other disposition of the Mortgaged Property is to be made, shall be reasonable notice of such sale or other disposition;

(c)      The Mortgagee may, either after entry or without entry, proceed by suit or suits at law or in equity to foreclose this Mortgage and to sell at public or private sale in connection therewith all or, from time to time, any part of the Mortgaged Property;

(d)      The Mortgagee may hold, use, operate, lease to others or keep idle any Aircraft, Airframe or Engines as the Mortgagee in its sole discretion may determine, all free and clear of any rights of the
         Company, and without any duty to account to the Company with respect to such action or inaction or for any proceeds with respect thereto;

(e)      The Mortgagee may commence legal proceedings for the appointment of a receiver or receivers (to which the Mortgagee shall be entitled as a matter of right) to take possession of the Mortgaged Property pending the sale thereof pursuant either to the power of sale given in this Section 6.2 or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Mortgage;

(f)      Upon every taking of possession pursuant to this Section 6.2, the Mortgagee may, from time to time, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Mortgaged Property as the Mortgagee may deem proper.  In each such case, the Mortgagee shall have the right to hold, use, operate, store, lease, control or manage the
         Mortgaged Property, and to exercise all rights and powers of the Company relating to the Mortgaged
         Property as the Mortgagee shall deem appropriate, including the right to enter into any and all such agreements with respect to the use, operation, storage, leasing, control or management of any of the
         Mortgaged Property.  The Company shall promptly, upon demand therefor, reimburse the Mortgagee for the amount of any expenditures, plus interest at the Post-Default Rate, made pursuant to this Section
         6.2(f); and

(g)      The Mortgagee shall have, and may exercise, in addition to the aforesaid rights and remedies, all other rights and remedies available hereunder, at law or in equity, or by statute, each of which may be exercised singly or concurrently with any one or more other rights or remedies.

The Company shall be liable for all reasonable legal fees and other costs and expenses incurred by the
Mortgagee in connection with any default or the exercise of remedies hereunder, including the return of any
Airframe, Engine, Part and Record or in placing such Airframe, Engine, Part or Record in the condition and airworthiness required by the terms of this Mortgage and the storage of any Airframe or Engine, Part or Record in the event the Company shall for any reason fail to store the same as above provided.  No waiver by the
Mortgagee of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.  To the extent permitted by Applicable Law, the Company hereby waives any rights now or hereafter conferred by statute or otherwise which may require the Mortgagee to sell, lease or otherwise use any Aircraft, Airframe or Engine or any part thereof in mitigation of the damages of the Mortgagee as set forth in this Section 6.2 or which may otherwise limit or modify any of the Mortgagee's rights and remedies in this Section 6.2.

Section 6.3     Provisions Regarding Sale.  Upon any sale of any of the Mortgaged Property, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceedings for the fore-
closure or involving the enforcement of this Mortgage:

(a)      The Mortgagee may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(b)      If so requested by the Mortgagee or by any purchaser, the Company shall ratify and confirm any such sale or transfer by executing and delivering to the Mortgagee or to such purchaser all property deeds, bills of sale, instruments of assignment and transfers and releases with respect to any Aircraft as may be designated in any such request;

(c)      All right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Company of, in and to the property so sold shall be divested.  Such sale shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Company, its successors or assigns;

(d)      The receipt of the Mortgagee or of the Person making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Mortgagee or of such Person, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof;

(e)      To the extent that it may lawfully do so, the Company agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of any law now or at any time hereafter in force, permitting it to direct the order in which the Mortgaged Property or any part thereof shall be sold, or which may delay, prevent or otherwise affect the performance or enforcement of this Mortgage and the Company hereby expressly waives all benefit or advantage of any such laws and agrees that it will not hinder, delay or impede the execution of any power granted and delegated to the Mortgagee in this Mortgage, but will suffer and permit the execution of every such power as though no such laws were in force; and

(f)      The Mortgagee shall be entitled, at any sale pursuant to the provisions of this Section 6.3, to credit against any purchase price bid at such sale by the Mortgagee all or any part of the unpaid obligations owing under or in respect of the Loans or secured by the Lien of this Mortgage, and any proceeds actually received by the Mortgagee at such sale shall be applied by the Mortgagee in the manner set forth in Section 6.5 hereof.

Section 6.4     Exercise of Remedies.  No delay or omission of the Mortgagee in the exercise of any right, power, remedy or privilege conferred hereunder shall impair any such right, power, remedy or privilege or be construed to be a waiver of any Event of Default or acquiescence therein; and every right, power, remedy and privilege given by this Mortgage to the Mortgagee or the Lenders may be exercised from time to time and as often as may be deemed expedient by the Mortgagee.  No remedy for the enforcement of the rights of the
Mortgagee or the Lenders shall be exclusive of or dependent on any other such remedy but any one or more of such remedies may from time to time be exercised independently or in combination.

Section 6.5     Application of Sale and Other Proceeds.  The purchase money proceeds and/or avails of any sale of the Mortgaged Property, or any part thereof, and the proceeds and the avails of any remedy hereunder, together with all payments or amounts then held by the Mortgagee as part of the Mortgaged Property, shall be paid to and applied as follows:

(a)      First, to the payment or reimbursement of costs and expenses of foreclosure or suit, if any, and of such sale, or relating to the protection, exercise or enforcement of any right, power or remedy, and of all proper compensation, expenses, liability and advances, including legal expenses, court costs and reasonable attorneys' fees, owed to, incurred or made by the Mortgagee hereunder, and any other documented expenditures incurred or advances made by the Mortgagee in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Mortgagee, upon such
         Event of Default under this Mortgage, the Secured Credit Agreement or any Loan, and of all taxes, assessments or liens superior to the Lien of these presents and all other expenses for which the
         Mortgagee is entitled to reimbursement under any Loan Document;

(b)      Second, to the payment of such amounts remaining as shall be required to pay in full the aggregate outstanding amount of all Loans, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations to the date of distribution, shall be distributed to the Mortgagee;

(c)      Third, if applicable, to the payment of such amounts payable to Credit Agricole Indosuez, as agent for the Lenders, and each Lender under, and in accordance with, any leveraged lease facility with respect to any Leveraged Lease Aircraft; and

(d)      Fourth, to the payment of the surplus, if any, to the Company, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

                                      Article VII
                                      TERMINATION

Section 7.1     Release of Mortgaged Property.

(1)      Upon payment in full of the Secured Obligations in respect of any Aircraft, the Mortgagee shall, upon the request of the Company, promptly execute and deliver to or as directed in writing by the Company an appropriate instrument releasing the Mortgaged Property relating to such Aircraft from the Lien of this
Mortgage, and the Mortgagee shall execute and deliver such instrument as aforesaid; provided, that this
Mortgage shall earlier terminate and this Mortgage shall be of no further force or effect upon any sale or final disposition by the Mortgagee of all the Mortgaged Property and the final distribution by the Mortgagee of all monies or other property or proceeds constituting part of the Mortgaged Property in accordance with the terms hereof.  Except as aforesaid otherwise provided, this Mortgage and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

(2)      Upon payment in full of the Secured Obligations in respect of any Aircraft, the Mortgagee shall, upon the request of the Company, promptly deliver to the Company all Mortgaged Property relating to such
Aircraft then in the custody or possession of the Mortgagee and, if requested by the Company, shall execute and deliver to the Company for filing in each office in which any financing statement relative to the
Mortgaged Property relating to such Aircraft or any part thereof, shall have been filed, a termination state-
ment under the Uniform Commercial Code releasing the Mortgagee's interest therein or a release of mortgage or similar instrument in recordable form in each office in which a mortgage was filed releasing the Lien of such mortgage on the Mortgaged Property relating to such Aircraft covered thereby, and such other documents and instruments as the Company may reasonably request, all without recourse upon, or warranty whatsoever by, the Mortgagee (except only that the Mortgagee shall warrant the absence of Liens arising through the Mortgagee), and at the cost and expense of the Company.

                                      Article VIII
                                         TERM

The term of this Mortgage shall commence on the date hereof and shall end only upon payment and performance in full of the Secured Obligations.

                                      Article IX
                                     THE MORTGAGEE

Any moneys held by the Mortgagee as security hereunder for future payments by the Company shall, until paid to the Company, be invested by the Mortgagee, as the Company (unless a Default or Event of Default shall have occurred and be continuing) may from time to time direct in writing (and in absence of a written direction by the Company, there shall be no obligation to invest such moneys) in (i) obligations of, or guaranteed by, the United States Government or agencies thereof, (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof rated at least
P-1 or its equivalent by Moody's Investors Service, Inc. or at least A-1 or its  equivalent by Standard &
Poor's Corporation, (iii) certificates of deposit issued by commercial banks organized under the laws of the United States or of any political subdivision thereof having a combined capital and surplus in excess of $500,000,000 which banks or their holding companies have a rating of A or its equivalent by Moody's
Investors Service, Inc. or Standard & Poor's Corporation; provided, however, that the aggregate amount at any one time so invested in certificates of deposit issued by any one bank shall not exceed 5% of such bank's capital and surplus, (iv) U.S. dollar denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in clause (iii) above or any subsidiary thereof, and (v) repurchase agreements with any financial institution having combined capital and surplus of at least
$500,000,000 with any of the obligations described in clauses (i) through (iv) as collateral.  There shall be promptly remitted to the Company or its order (but no more frequently than monthly) any gain (including interest received) realized as a result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) unless a Default or an Event of Default shall have occurred and be continuing.  The Company shall be responsible for any net loss realized as a result of any such investment and shall reimburse the Mortgagee therefor on demand.

                                      Article X
                                     BANKRUPTCY

It is the intention of the parties that the Mortgagee shall have been granted pursuant to this Mortgage a
"security interest," as the same is used in Section 1110 of the United States Bankruptcy Code, and as a
consequence thereof the Mortgagee shall be entitled (on behalf of the Lenders) to the benefits of Section
1110 of the United States Bankruptcy Code with respect to the right to repossess the Airframe, Engines and
Parts as provided in this Mortgage, and in any circumstances where more than one construction of the terms and conditions of this Mortgage is possible, a construction which would preserve such benefits shall control over any construction which would not preserve such benefits or would render them doubtful.

                                      Article XI
                                     MISCELLANEOUS

Section 11.1    Miscellaneous.  Each of the Company and the Mortgagee hereby acknowledges and confirms that this Agreement is one of the Loan Documents and as a result all of the provisions of each of Section 9.01
Notices and Deliveries, Section 9.06 Amendment; Waivers, Section 9.11 Judicial Proceedings; Waiver of Jury
Trial, Section 9.12 Judgment Currency, and Section 9.14 Severability of Provisions are hereby incorporated herein by reference thereto (with the Company mutatis mutandis for the Borrower, and the Mortgagee mutatis mutandis for the Agent) as fully and to the same extent as if set forth herein.

Section 11.2    Counterparts.  This Mortgage may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

Section 11.3    Applicable Law.  This Mortgage has been delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York (as opposed to conflict of law provisions), including all matters of construction, validity and performance.

Section 11.4    Inspection.  At reasonable times, and upon at least ten days' prior written notice, the
Mortgagee, or its authorized representatives, may, at the Mortgagee's risk and expense, inspect any Aircraft and, at the Mortgagee's risk and expense, inspect and make copies of the FAA required books and records of the Company relating to the maintenance of such Aircraft and shall keep any information or copies obtained thereby confidential and shall not disclose the same to any Person, except (A) to prospective and permitted transferees of the Mortgagee's or a Lender's interest who agree to hold such information confidential, (B)
to the Mortgagee's or a  Lender's (or such prospective and permitted transferee's) counsel, independent insurance advisors, independent auditors or other agents who agree to hold such information confidential,
(C) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation, or (D) as may be necessary for purposes of protecting the interest of any such Person or for enforcement of this Mortgage by the Mortgagee; provided, however, that any and all disclosures permitted by clauses (C) and (D) above shall be made only to the extent necessary to meet the specific requirements or needs of the Persons for whom such disclosures are hereby permitted.  Any such inspection of such Aircraft shall be subject to the Company's safety and security rules applicable at the location of such Aircraft, shall be a visual, walk-around inspection (including an on-board inspection) and shall not include opening any panels, bays or the like (except when such panels, bays or the like are otherwise open) without the express consent of the Company, which consent the Company may in its sole discretion withhold; provided that no exercise of such inspection right shall interfere with the normal operation of such Aircraft by, or the business of, the Company.  Upon receipt by the Company of a written request from the Mortgagee specifying that the Mortgagee desires to have an authorized representative observe the next scheduled "C" check or heavy maintenance visit to be performed on any of the Aircraft (or substantially equivalent successor type of "C"
check or maintenance work), the Company shall cooperate with the Mortgagee to enable the Mortgagee's representative to observe such next scheduled "C" check or heavy maintenance visit to be performed on such
Aircraft, including reasonable advance notification to the Mortgagee of the time and place of such scheduled
"C" check or heavy maintenance visit; provided that the Mortgagee's authorized representative shall merely observe such scheduled "C" check or heavy maintenance visit, shall not interfere with or extend in any manner the normal conduct or duration of the scheduled "C" check or heavy maintenance visit, and shall not be entitled to direct any of the work performed in connection with such scheduled "C" check or heavy maintenance visit.

         Neither the Mortgagee nor any Lender shall have any duty to make any such inspection nor shall any of them incur any liability or obligation by reason of not making any such inspection.

Section 11.5    No Legal Title to Mortgaged Property in the Lenders.  The Lenders shall not have legal title to any part of the Mortgaged Property.  No transfer, by operation of law or otherwise, of any Note or other right, title and interest of the Lenders in and to the Mortgaged Property or hereunder shall operate to terminate this Mortgage or entitle the Lenders or any successor or transferee of the Lenders to an accounting or to the transfer to it of legal title to any part of the Mortgaged Property.

Section 11.6    No Action Contrary to Company's Rights; Quiet Enjoyment.  Notwithstanding any of the
provisions of this Mortgage to the contrary, so long as no Event of Default shall have occurred and be continuing, each of the Mortgagee and the Lenders agrees that neither it nor any Person claiming by, through or under it, will take any action in violation of the Company's rights, including the right to quiet enjoyment, possession and use of the Aircraft in accordance with the terms of this Mortgage by the Company.

                                  [This space intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Mortgage to be duly executed and delivered as of the date and year first above written.

                                                     FRONTIER AIRLINES, INC.,
                                                        as Mortgagor

                                                     By:
                                                     Title:

                                               CREDIT AGRICOLE INDOSUEZ, as Agent,
                                                        as Mortgagee

                                                     By:
                                                     Title:

                                                                          Exhibit A to
                                               Aircraft Mortgage and Security Agreement

                                         MORTGAGE SUPPLEMENT NO. __

MORTGAGE SUPPLEMENT NO. __ (this "Mortgage Supplement"), dated ______________ between FRONTIER AIRLINES,
INC., a Colorado corporation (hereinafter called the "Company"), and CREDIT AGRICOLE INDOSUEZ, as Agent, acting on its own behalf as Agent and as the agent for the Lenders (in such capacity, together with its successors and assigns, the "Mortgagee").

WHEREAS, the Company has heretofore executed and delivered an Aircraft Mortgage and Security Agreement dated as of __________ __, 2002 between the Company, as Mortgagor, and the Mortgagee, as Mortgagee (the
"Mortgage"), covering the property of the Company therein described, to secure the payment of all Secured
Obligations from time to time outstanding and the assurance and performance by the Company of all of the terms, provisions, agreements and covenants of the Loan Documents and the Mortgage, all as provided in the
Mortgage (all terms used in this instrument, and not otherwise defined, having the meanings assigned thereto in the Mortgage);

[WHEREAS, the Mortgage relates to the property specifically described below, and a counterpart of the Mortgage is attached hereto and made a part hereof and this Mortgage Supplement, together with such counterpart of the
Mortgage, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document;]

[WHEREAS, the Mortgage relates to the property specifically described herein, and a counterpart of the Mortgage has been recorded, pursuant to the Federal Aviation Act, by the Federal Aviation Administration at Oklahoma
City, Oklahoma, on ___________, and assigned Conveyance No. _________;]

WHEREAS the Mortgage provides, among other things, for the execution and delivery from time to time of Mortgage
Supplements, each substantially in the form hereof;

WHEREAS, the Company is the owner of the property specifically described herein, free and clear of all Liens, except the Lien of the Mortgage, and desires to execute and deliver this Mortgage Supplement for the purpose of specifically subjecting said property to, or confirming, the Lien of the Mortgage; and

WHEREAS, all acts and things prescribed by law and by the Certificate of Incorporation and By-Laws of the
Company necessary to constitute this Mortgage Supplement the valid, binding and legal obligation of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, this Mortgage Supplement witnesseth, that, to secure the prompt payment and performance of all Secured Obligations and the performance and observance of the  agreements, covenants and provisions con-
tained in the Mortgage and in the Secured Credit Agreement and the Loans, and in consideration of the premises and of the covenants therein contained, the Company has transferred, assigned, granted, bargained, sold, conveyed, mortgaged, hypothecated, pledged, set over, confirmed and granted a security interest in, and does hereby transfer, assign, grant, bargain, sell, convey, mortgage, hypothecate, pledge, set over, confirm and grant a security interest in, the following property to the Mortgagee, its successors in trust and assigns, with power of sale:

                  (i)   Airframe:  One (1) Airbus Model A319-111 aircraft, U.S. Registration No. ________;
         manufacturer's serial no. ________; and

                  (ii)   Engines:  Two (2) CFM International, Inc. Model CFM56-5B5/P engines bearing, respectively, manufacturer's serial nos. ________ and ________ (each of which engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

TO HAVE AND TO HOLD all and singular the aforesaid property unto the Mortgagee, its successors and assigns, for the uses and purposes and upon the terms, provisions, agreements and covenants set forth in the Mortgage.

This Mortgage Supplement shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

This Mortgage Supplement has been delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the internal laws of the State of New York, including all matters of construction, validity and performance.

This Mortgage Supplement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

                                        [This space intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Mortgage Supplement to be duly executed as of the day and year first above written.

                                                     FRONTIER AIRLINES, INC.,
                                                        as Mortgagor

                                                     By:
                                                     Title:

                                               CREDIT AGRICOLE INDOSUEZ, as Agent,
                                                        as Mortgagee

                                                     By:
                                                     Title: